Kensington Active Advantage Fund
Schedule of Investments
September 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 78.6%	Shares	Value
Invesco QQQ Trust Series 1	2,000	$976,140
iShares Broad USD High Yield Corporate Bond ETF	12,000	451,800
iShares Core High Dividend ETF	3,000	352,860
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	4,600	519,708
John Hancock High Yield ETF	25,000	653,895
PIMCO Multi Sector Bond Active ETF	50,000	1,332,500
Vanguard S&P 500 ETF (b)	9,900	5,223,933
TOTAL EXCHANGE TRADED FUNDS (Cost $9,006,926)		9,510,836

SHORT-TERM INVESTMENTS - 4.4%
Investments Purchased with Proceeds from Securities Lending - 4.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	527,126	527,126
TOTAL SHORT-TERM INVESTMENTS (Cost $527,126)		527,126

TOTAL INVESTMENTS - 83.0% (Cost $9,534,052)		10,037,962
Money Market Deposit Account - 9.6% (d)		1,156,980
Liabilities in Excess of Other Assets - 7.4%		900,881
TOTAL NET ASSETS - 100.0%		$12,095,823

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $514,511 which represented 4.3% of net assets.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.70%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Kensington Active Advantage Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$9,510,836	$–	$–	$9,510,836
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	527,126
Total Investments	$9,510,836	$–	$–	$10,037,962

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.